UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K/A
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 19, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and restates Item 5.02 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2008 regarding the election of J. William Heitman as Controller.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2008, the Board of Directors of Ashland Inc. (“Ashland”) elected  J. William Heitman, age 54, Controller of Ashland, effective December 1, 2008.  Mr. Heitman was named Vice President of Ashland as of November 10, 2008.  Previously he served as controller for the North American operations of The Goodyear Tire & Rubber Company and as vice president of finance and interim chief financial officer of Ferro Corporation.  Mr. Heitman replaces Lamar M. Chambers, as Controller.  Mr. Chambers continues to serve as Senior Vice President and Chief Financial Officer of Ashland.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

November 20, 2008	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President and
Chief Financial Officer